UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2019

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.

Vert Global Sustainable Real Estate Fund

Annual Report
June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on the Fund’s website, www.vertfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-740-VERT, sending an e-mail request to info@vertasset.com, or by enrolling at www.vertfunds.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund you can call 1-844-740-VERT or send an e-mail request to info@vertasset.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Vert Global Sustainable Real Estate Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	7
Portfolio Characteristics	8
Schedule of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Expense Example	29
Notice to Shareholders	31
Trustees and Officers	32
Privacy Notice	35

Letter to Shareholders
Vert Global Sustainable Real Estate Fund

Dear Shareholders;

The Fund is now 20 months old and has grown to over $24 million in assets. Real Estate Investment Trusts (REITS) have had a very good 2019 so far, gaining over 15%. Year-to-date through June 30 2019 the Fund has returned 16.03%. The S&P Global REIT Index is up 15.54% while the Morningstar Global Markets REIT Index has returned 17.44%.

For the one year period ending June 30, 2019, the Fund returned 6.64% while the S&P Global REIT Index returned 8.81% and the Morningstar benchmark delivered 10.87%.  Most of this relative underperformance occurred in the second half of 2018.  So far in 2019, the Fund has produced returns closer to the benchmarks.  This closer performance is partly due to the increased number of stocks in the Fund now.  On October 31 2017, the Fund’s inception, the Fund held 98 stocks.  As the assets in the Fund grew, we added more countries and more small cap securities.  The Fund holds 121 companies as of June 30, 2019.  By way of comparison, both indices hold more than 300 stocks.

					Since
	1	3		1	Inception
For the periods ending June 30, 2019	Month	Months	YTD	Year	10/31/2017
Vert Global Sustainable Real Estate Fund	1.66%	0.58%	16.03%	6.64%	5.11%
S&P Global REIT Index	1.98%	1.29%	15.54%	8.81%	7.73%
Morningstar Global Markets REIT Index	1.94%	1.83%	17.44%	10.87%	8.58%

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, so that shares, when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-844-740-VERT. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced. The Fund imposes a 1.00% redemption fee on shares held for less than 180 days. Performance data does not reflect the redemption fee. If it had, return would be reduced. Returns for periods greater than 1 year are annualized.

We should expect the Fund to perform differently than the indices because it is designed to invest in real estate securities that exhibit strong sustainability credentials, rather than capture the broader asset class represented by the indices.  The stocks held by the Fund are selected on Environmental, Social, and Governance criteria established by Vert Asset Management.  Detailed attribution analysis shows that the difference in performance between the Fund and the Index comes mostly from this preference for the most sustainable stocks in security selection.  We do not believe that more sustainable companies should have lower returns than average companies over the long run.  But we do caution that investors should be ready to accept occasional periods when returns will look quite different from conventional portfolios or indices.

Vert Global Sustainable Real Estate Fund

In this shareholder update, we discuss some of the differences in the benchmarks and explain why we are now using the Morningstar Global Markets REIT Index as the Fund’s benchmark. We also briefly summarize first year fund rebalance, which we call Fund Re-Qualification, that has substantially increased the number of stocks in the Fund.

Fund and Index Comparison

The composition of our Fund and the Indices differ in three major ways:

1.	Sustainability: Both of these indices are agnostic and have no consideration of Environmental, Social and Governance (ESG) criteria.
2.	Number of Holdings: The Fund holds fewer stocks than the indices because it only buys the REITs that we believe are the most committed to sustainability.
3.
Universe:  Our Fund draws from a total universe of over 600 publicly listed REITs globally and considers all REITS initially.  The S&P Global REIT doesn’t hold some of the largest stocks within the Specialized sector.

	ESG	Number of	Weight in
For the period ending June 30, 2019	Integration	Holdings	Specialized REITs
Vert Global Sustainable Real Estate Fund	YES	121	14.4%
S&P Global REIT Total Return Index	NO	402	10.6%
Morningstar Global Markets REIT Index	NO	328	24.9%

Index Idiosyncrasies

The S&P and Morningstar indices differ in their treatment of the ‘Specialized’ sector. This catch-all category includes data center, storage, farmland, billboard, timber, and infrastructure companies, among others.  Some of these REITs are large and make up a significant percentage of the REIT market. The S&P’s exclusion of some of them keeps their relative weight in Specialized REITs low as compared to the Morningstar index.

Much of this difference in weights comes from the treatment of three large Specialized REITs:  American Tower, Crown Castle and Equinix.  These three stocks are in the top ten holdings of the Morningstar Global Markets REIT Index.  The S&P Index holds none of them.  As of June 30, the Fund holds American Tower and Equinix. The Morningstar Global Markets REIT Index is a more suitable benchmark for our Fund because it includes them.

Going forward we have selected the Morningstar Global Markets REIT Index. While it has fewer stocks overall, it captures more types of REITs, including infrastructure and timber REITs, for example. Over the longer term, we do not believe there will be much difference in performance characteristics between the two indices, and for our Fund relative to one or the other. But we prefer to avoid the ‘noise’ generated over shorter periods that arises from idiosyncratic differences in index construction. The main difference between our Fund and a conventional index should arise from our security selections based on sustainability.

We believe the Morningstar Global Markets REIT index will do this better than the S&P Global REIT Index in illuminating the strength of the Fund’s sustainability performance. The Morningstar benchmark has had higher returns recently, so it’s a harder benchmark to beat, but we believe it is a closer fit to our Fund.

Vert Global Sustainable Real Estate Fund

Fund Re-Qualification

We always want to be holding the companies that are most committed to sustainability.  So, we regularly re-examine all the REITs we can, including both the companies we own and those we don’t.  We update our data sources, add new ones thereby getting the latest information we can.  Every fall, around the anniversary of the Fund inception, we re-qualify the entire portfolio with these updated data.  We add the companies that have become leaders in sustainability, and we remove any firms that are no longer the best or have had controversies arise.

It was always our intention to add more countries and more small company stocks to the portfolio as the portfolio grew assets under management.  We were able to do that in the fall of 2018.  Here are the most significant changes to the Fund made during the Re-Qualification:

•	We added four new countries: Hong Kong, New Zealand, South Africa, and Mexico.
•	We also qualified 27 new firms, many of them small caps. We only removed 4 REITs.
•	We improved the Climate Risk data set we use to include more types of risk: it now includes Flood, Sea Level Rise, Heat Stress, Water Stress, and Typhoon/Hurricane.

The Fund now holds 121 stocks, up from 98 at inception of the Fund.

Conclusion

In 2018 the Fund suffered negative performance both on an absolute and relative basis.  2019 has been a much better story. REIT returns have been high, over 15%, and the Fund’s return of 16.03% year to date reflects that strong performance.

Recently the Fund has also delivered returns closer to the Morningstar index, but we caution investors that since the Fund is strongly tilted to sustainable stocks, they should expect some variation with any conventional benchmark.  The Fund strives to take into account the impact that real estate companies have on the environment and other sustainability considerations when making decisions for the Fund’s portfolio, while delivering similar risk and return characteristics as public real estate.

Sincerely,

Sam Adams
CEO – Vert Asset Management, LLC

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Vert Global Sustainable Real Estate Fund

Mutual fund investments involve risk. Principal loss is possible. Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. A REIT’s share price may decline because of adverse developments affecting the real estate industry. REITs may be subject to special tax rules and may not qualify for favorable federal tax treatment which could have adverse tax consequences. The Fund’s focus on sustainability may limit the number of investment opportunities available to the Fund and at time the Fund may underperform funds that are not subject to similar investment considerations. Diversification does not assure a profit or protect against loss in a declining market.

The S&P Global REIT Index is drawn from constituents in the S&P Global Property Index. Constituents must conform to the legal structures that define a real estate investment trust in the U.S., or similar guidelines in the country of their domicile. The REITs in the index are primarily companies that invest in buildings, which are human occupied or used for storage. The REIT indices specifically exclude timber REITs, mortgage REITs and mortgage-backed REITs. One cannot invest directly in an index.

The Morningstar® Global REIT Index family is designed to track the performance of publicly listed real estate investment trusts. The qualifying REITs are identified by Morningstar’s proprietary Global Equity Classification Structure. The Global REIT Index family consists of a comprehensive set of indexes that are a subset of the Morningstar® Global Markets IndexSM. REITS are companies that own, and in general manage and lease, investment-grade, income-producing commercial real estate. One cannot invest directly in an index.

The Vert Global Sustainable Real Estate Fund is distributed by Quasar Distributors, LLC.

Vert Global Sustainable Real Estate Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment
in the Vert Global Sustainable Real Estate Fund – Institutional Shares and
Morningstar Global Markets REIT Index

		Since Inception
Total Return Periods Ended June 30, 2019:	1 Year	(10/31/2017)
Vert Global Sustainable Real Estate Fund – Institutional Shares	6.64%	5.11%
Morningstar Global Markets REIT Index	10.87%	8.58%

Expense ratios*:  Gross 5.16%, Net 0.50% (Institutional Shares)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-844-740-VERT.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on October 31, 2017, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through September 20, 2020.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance. A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if shares are sold within 180 days of the purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Funds.

*	The expense ratios presented are from the most recent prospectus.

Vert Global Sustainable Real Estate Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2019 (Unaudited)

COUNTRY ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2019 (Unaudited)

United States	64.2%
Japan	8.2%
Australia	7.4%
United Kingdom	5.7%
France	5.5%
Hong Kong	3.3%
Singapore	1.8%
South Africa	0.6%
Belgium	0.5%
Canada	0.4%
Netherlands	0.4%
Mexico	0.3%
Germany	0.3%
New Zealand	0.2%
Guernsey	0.1%
Short-Term Investments and Other	1.1%

Percentages represent market value as a percentage of net assets.

Vert Global Sustainable Real Estate Fund

SCHEDULE OF INVESTMENTS
at June 30, 2019

	Number of
REITS – 98.9%	Shares	Value

Diversified REITs – 10.7%
Activia Properties, Inc. (b)	22	$95,756
American Assets Trust, Inc.	861	40,570
Cofinimmo SA (b)	694	90,121
Covivio (b)	1,265	132,408
Empire State Realty Trust, Inc.	3,858	57,137
Gecina SA (b)	1,463	218,927
GPT Group (b)	61,610	266,208
Growthpoint Properties Australia Ltd. (b)	6,064	17,549
Hulic Reit, Inc. (b)	38	65,965
ICADE (b)	1,168	107,047
Kenedix Office Investment Corp. (b)	11	78,717
Land Securities Group PLC (b)	24,253	256,906
LondonMetric Property PLC (b)	21,893	58,665
Mirvac Group (b)	124,078	273,137
Morguard Real Estate Investment Trust	500	4,639
NIPPON REIT Investment Corp. (b)	14	54,435
Nomura Real Estate Master Fund, Inc. (b)	132	203,000
Premier Investment Corp. (b)	39	51,329
Redefine Properties Ltd. (b)	154,969	99,462
Schroder Real Estate Investment Trust Ltd. (b)	21,201	14,808
Sekisui House Reit, Inc. (b)	118	88,290
Stockland (b)	75,946	222,677
Tokyu REIT, Inc. (b)	17	29,531
Washington Real Estate Investment Trust	2,415	64,553
		2,591,837

Health Care REITs – 9.6%
HCP, Inc.	15,317	489,838
Ventas, Inc.	11,346	775,499
Welltower, Inc.	12,869	1,049,209
		2,314,546

Hotel & Resort REITs – 2.6%
DiamondRock Hospitality Co.	6,188	63,984
Hersha Hospitality Trust	1,174	19,418
Host Hotels & Resorts, Inc.	24,031	437,845
Pebblebrook Hotel Trust	4,094	115,369
		636,616

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2019

	Number of
REITS – 98.9% (Continued)	Shares	Value

Industrial REITs – 7.7%
Frasers Logistics & Industrial Trust (b)	62,400	$55,833
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,900	53,542
Industrial & Infrastructure Fund Investment Corp. (b)	39	48,490
Nippon Prologis REIT, Inc. (b)	44	101,634
PLA Administradora Industrial S de RL de CV (b)	28,100	44,052
Prologis Property Mexico SA de CV (b)	14,200	29,571
Prologis, Inc.	14,783	1,184,118
Segro PLC (b)	35,588	330,418
		1,847,658

Office REITs – 19.7%
Alexandria Real Estate Equities, Inc.	3,672	518,082
Allied Properties Real Estate Investment Trust (b)	2,100	75,963
Alstria office REIT-AG (b)	3,822	61,887
Befimmo SA (b)	495	28,467
Boston Properties, Inc.	4,944	637,776
Brandywine Realty Trust	4,792	68,621
CapitaLand Commercial Trust (b)	80,900	129,820
Columbia Property Trust, Inc.	3,702	76,779
Corporate Office Properties Trust	3,647	96,171
Cousins Properties, Inc.	3,985	144,137
Cromwell Property Group (b)	46,779	37,951
Derwent London PLC (b)	3,063	121,297
Dexus (b)	34,253	312,479
Douglas Emmett, Inc.	4,896	195,057
Dream Office Real Estate Investment Trust (b)	900	16,247
Equity Commonwealth	3,527	114,698
Franklin Street Properties Corp.	4,673	34,487
Great Portland Estates PLC (b)	8,692	75,544
Hudson Pacific Properties, Inc.	4,373	145,490
Ichigo Office REIT Investment (b)	45	42,698
Japan Excellent, Inc. (b)	43	63,116
Japan Prime Realty Investment Corp. (b)	27	117,018
JBG SMITH Properties	3,739	147,092
Keppel REIT (b)	47,200	43,956
Kilroy Realty Corp.	3,096	228,516

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2019

	Number of
REITS – 98.9% (Continued)	Shares	Value

Office REITs – 19.7% (Continued)
Manulife US Real Estate Investment Trust (b)	27,000	$23,362
McKay Securities PLC (b)	283	845
MCUBS MidCity Investment Corp. (b)	39	36,698
Mori Hills REIT Investment Corp. (b)	47	66,575
Nippon Building Fund, Inc. (b)	42	287,682
Office Properties Income Trust	1,936	50,859
Paramount Group, Inc.	6,892	96,557
Piedmont Office Realty Trust, Inc.	3,686	73,462
SL Green Realty Corp.	2,564	206,069
Vornado Realty Trust	5,540	355,114
Workspace Group PLC (b)	3,635	40,346
		4,770,918
Residential REITs – 11.5%
Advance Residence Investment Corp. (b)	39	116,011
AvalonBay Communities, Inc.	4,369	887,693
Equity LifeStyle Properties, Inc.	2,599	315,363
Equity Residential	11,561	877,711
Kenedix Residential Next Investment Corp. (b)	20	35,426
NexPoint Residential Trust, Inc.	427	17,678
Nippon Accommodations Fund, Inc. (b)	11	61,643
Sun Communities, Inc.	2,769	354,958
UMH Properties, Inc.	774	9,605
UNITE Group PLC (b)	8,475	104,868
		2,780,956
Retail REITs – 22.7%
AEON REIT Investment Corp. (b)	53	67,863
Alexander’s, Inc.	52	19,256
Altarea SCA (b)	68	14,150
British Land Co. PLC (b)	29,908	204,692
Brookfield Property REIT, Inc.	3,751	70,856
CapitaLand Mall Trust (b)	85,100	165,500
Charter Hall Retail REIT (b)	14,646	44,980
Eurocommercial Properties NV (b)	1,420	37,945
Frasers Centrepoint Trust (b)	15,258	29,321
Frontier Real Estate Investment Corp. (b)	16	68,280

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2019

	Number of
REITS – 98.9% (Continued)	Shares	Value

Retail REITs – 22.7% (Continued)
Hammerson PLC (b)	22,481	$79,156
Hyprop Investments Ltd. (b)	8,666	42,989
Japan Retail Fund Investment Corp. (b)	79	159,786
Kenedix Retail REIT Corp. (b)	22	54,053
Kimco Realty Corp.	13,450	248,556
Kiwi Property Group Ltd. (b)	45,604	49,037
Klepierre SA (b)	5,906	197,868
Link REIT (b)	65,000	799,852
Macerich Co.	3,466	116,076
Mercialys SA (b)	1,700	22,430
Regency Centers Corp.	5,037	336,169
Scentre Group (b)	166,525	449,414
Shaftesbury PLC (b)	4,541	46,366
Simon Property Group, Inc.	7,180	1,147,077
Taubman Centers, Inc.	1,869	76,311
Unibail-Rodamco-Westfield (b)	3,823	572,735
Unibail-Rodamco-Westfield CDI (b)	8,820	63,681
Vastned Retail NV (b)	465	15,015
Vicinity Centres (b)	100,439	172,927
Weingarten Realty Investors	3,328	91,254
Wereldhave NV (b)	1,360	35,641
		5,499,236
Specialized REITs – 14.4%
American Tower Corp.	5,699	1,165,160
Big Yellow Group PLC (b)	4,644	58,409
Digital Realty Trust, Inc.	6,440	758,568
Equinix, Inc.	2,440	1,230,468
Iron Mountain, Inc.	8,513	266,457
		3,479,062
TOTAL REITS
(Cost $22,632,081)		23,920,829

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2019

	Number of
SHORT-TERM INVESTMENTS – 0.4%	Shares	Value

MONEY MARKET FUND – 0.4%
Invesco STIT – Government & Agency Portfolio –
Class I, 2.27% (a)	94,986	$94,986
TOTAL SHORT-TERM INVESTMENTS
(Cost $94,986)		94,986
TOTAL INVESTMENTS
(Cost $22,727,067) – 99.3%		24,015,815
Other Assets in Excess of Liabilities – 0.7%		168,155
TOTAL NET ASSETS – 100.0%		$24,183,970

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	The rate shown represents the Fund’s 7-day yield as of June 30, 2019.
(b)	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2019

Assets:
Investments, at value (cost of $22,727,067)	$24,015,815
Foreign currencies, at value (cost $27,080)	27,299
Receivables:
Fund shares sold	111,163
Dividends and interest	130,622
Return of Capital	490
Due from advisor	8,357
Prepaid expenses	7,444
Total assets	24,301,190

Liabilities:
Payables:
Securities purchased	61,226
Administration and fund accounting fees	15,122
Reports to shareholders	5,236
Compliance expense	2,565
Custody fees	6,199
Transfer agent fees and expenses	6,443
Other accrued expenses	20,429
Total liabilities	117,220

Net assets	$24,183,970

Net assets consist of:
Paid in capital	$23,185,874
Total accumulated earnings	998,096
Net assets	$24,183,970

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$24,183,970
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	2,314,290
Net asset value, offering price and redemption price per share	$10.45

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2019

Investment income:
Dividends (net of foreign taxes withheld of $35,327)	$550,240
Interest	2,965
Total investment income	553,205

Expenses:
Administration and fund accounting fees (Note 4)	89,738
Investment advisory fees (Note 4)	67,433
Federal and state registration fees	28,483
Custody fees	30,962
Transfer agent fees and expenses	35,538
Compliance expense	16,535
Audit fees	15,000
Legal fees	13,681
Trustees’ fees and expenses	10,600
Reports to shareholders	7,213
Other	8,655
Total expenses before reimbursement from advisor	323,838
Expense reimbursement from advisor (Note 4)	(239,547)
Net expenses	84,291
Net investment income	468,914

Realized and unrealized gain (loss) on investments:
Net realized loss on transactions from:
Investments	(314,338)
Foreign currency related translations	(818)
Net change in unrealized gain (loss) on:
Investments	1,343,849
Foreign currency related translations	821
Net realized and unrealized gain on investments	1,029,514
Net increase in net assets resulting from operations	$1,498,428

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	June 30, 2019	June 30, 2018*

Operations:
Net investment income	$468,914	$113,052
Net realized gain (loss) on investments	(315,156)	77,254
Net change in unrealized appreciation
(depreciation) on investments	1,344,670	(55,331)
Net increase in net assets
resulting from operations	1,498,428	134,975
Distributions:
Distributable earnings	(618,549)	(16,758)[1]
Total distributions	(618,549)	(16,758)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	17,515,487	8,004,029
Proceeds from shares issued to holders
in reinvestment of dividends
Institutional shares	601,571	16,020
Cost of shares redeemed
Institutional shares	(2,723,749)	(237,762)
Redemption fees retained
Institutional shares	8,109	2,169
Net increase in net assets
from capital share transactions	15,401,418	7,784,456
Total increase in net assets	16,281,297	7,902,673
Net Assets:
Beginning of period	7,902,673	—
End of period	$24,183,970	$7,902,673 [2]
Changes in Shares Outstanding:
Shares sold
Institutional shares	1,751,841	802,202
Shares issued to holders
in reinvestment of dividends
Institutional shares	60,616	1,561
Shares redeemed
Institutional shares	(277,984)	(23,946)
Net increase in shares outstanding	1,534,473	779,817

*	The Vert Global Sustainable Real Estate Fund commenced operations on October 31, 2017.
[1]	All distributions were from net investment income.
[2]	End of period net assets include accumulated net investment income of $160,964.

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

		October 31, 2017
	Year Ended	through
	June 30, 2019	June 30, 2018*
Net Asset Value – Beginning of Period	$10.13	$10.00

Income from Investment Operations:
Net investment income[1]	0.28	0.23
Net realized and unrealized
gain (loss) on investments	0.38	(0.05)
Total from investment operations	0.66	0.18

Less Distributions:
Dividends from net investment income	(0.33)	(0.05)
Distributions from net realized gains	(0.01)	—
Total distributions	(0.34)	(0.05)

Redemption Fees	— [2]	—	[2]

Net Asset Value – End of Period	$10.45	$10.13

Total Return	6.64%	1.79	%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$24,184	$7,903
Ratio of operating expenses
to average net assets:
Before reimbursements	1.92%	5.16	%+
After reimbursements	0.50%	0.50	%+
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	1.36%	(1.18	)%+
After reimbursements	2.78%	3.48	%+
Portfolio turnover rate	10%	11	%^

*	Commencement of operations for Institutional Shares was October 31, 2017.
+	Annualized
^	Not Annualized
[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS
at June 30, 2019

NOTE 1 – ORGANIZATION

The Vert Global Sustainable Real Estate Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a diversified series of the Trust.  The Fund commenced operations on October 31, 2017 and currently only offers Institutional Shares. Vert Asset Management, LLC (the “Advisor”) serves as the investment advisor to the Fund. Dimensional Fund Advisors LP (the “Sub-Advisor”) serves as the sub-advisor to the Fund.  The investment objective of the Fund is to seek long term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken on the Fund’s 2018 and 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2019

The Fund distributes substantially all of its net investment income, if any, quarterly, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Fund charges a 1% redemption fee to most shareholders who redeem shares held for 180 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
Foreign Currency:  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain/loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

H.	Events Subsequent to the Period End: In preparing the financial statements as of June 30, 2019, management considered the impact of subsequent events for

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2019

potential recognition or disclosure in the financial statements and has concluded that no additional disclosures are necessary.

I.
Recent Accounting Pronouncements:  In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release were effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statements of Changes in Net Assets for the current reporting period have been modified accordingly.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2019

These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the fiscal period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its net asset value (“NAV”) because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by an event (a “Significant Event”) occurring after the

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2019

close of the market in which the security is principally traded, but before the time the Fund calculates its NAV.  A Significant Event may relate to a single issuer or to an entire market sector, or even occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of June 30, 2019, was comprised of officers of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume, news events and significant events such as those described previously.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The Fund uses ICE Data Services (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Fund based on certain factors and methodologies applied by ICE in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Valuation Committee.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price a foreign security may result in a value that is different from the foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally classified in Level 2 of the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2019

of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2019:

	Level 1	Level 2	Level 3	Total
REITs
Diversified REITs	$888,336	$1,703,501	$—	$2,591,837
Health Care REITs	2,314,546	—	—	2,314,546
Hotel & Resort REITs	636,616	—	—	636,616
Industrial REITs	1,311,283	536,375	—	1,847,658
Office REITs	3,470,909	1,300,009	—	4,770,918
Residential REITs	2,463,008	317,948	—	2,780,956
Retail REITs	2,849,060	2,650,176	—	5,499,236
Specialized REITs	3,420,653	58,409	—	3,479,062
Total REITs	16,877,784	7,043,045	—	23,920,829
Short-Term Investments	94,986	—	—	94,986
Total Investments in Securities	$16,972,770	$7,043,045	$—	$24,015,815

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Rights, at Value
Balance as of June 30, 2018	$227
Purchases	—
(Sales proceeds and/or rights exercised)	(227)
Accrued discounts/premiums, net	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Transfers in and/or out of Level 3	—
Balance as of June 30, 2019	$—

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended June 30, 2019, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.40% of the average daily net assets of the Fund.  For the year ended June 30, 2019, the Fund incurred $67,433 in advisory fees.  The Advisor

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2019

has hired Dimensional Fund Advisors LP as a sub-advisor to the Fund.  The Advisor pays the Sub-Advisor fee for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses [excluding Rule 12b-1 plan fees, shareholder servicing plan fees, any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, leverage, brokerage commissions, interest and extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amount of the average daily net assets for the Institutional Shares:

Institutional Shares	0.50%

For the year ended June 30, 2019, the Advisor reduced its fees and absorbed Fund expenses in the amount of $239,547 for the Fund. The waivers and reimbursements will remain in effect through at least September 20, 2020, unless terminated sooner by, or with the consent of, the Board.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

6/30/2021	6/30/2022	Total
$151,481	$239,547	$391,028

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the year ended June 30, 2019, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2019

Administration & fund accounting	$89,738
Custody	$30,962
Transfer agency(a)	$24,000

(a) Does not include out-of-pocket expenses.

At June 30, 2019, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$15,122
Custody	$6,199
Transfer agency(a)	$4,002

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator. A Trustee of the Trust is deemed to be an interested person of the Trust due to his former position with the Distributor.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended June 30, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$16,876,352	$1,618,774

There were no purchases or sales of long-term U.S. Government securities.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$23,199,499
Gross unrealized appreciation	2,296,809
Gross unrealized depreciation	(1,453,194)
Net unrealized appreciation	843,615
Undistributed ordinary income	463,627
Undistributed long-term capital gain	—
Total distributable earnings	463,627
Other accumulated gains/(losses)	(309,146)
Total accumulated earnings/(losses)	$998,096

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and passive foreign investment companies.

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2019

As of June 30, 2019, the Fund had long-term tax basis capital losses with no expiration date of $309,518 to offset future capital gains.

The tax character of distributions paid during the year ended June 30, 2019 and the fiscal period ended June 30, 2018 was as follows:

	Year ended	Fiscal period ended
	June 30, 2019	June 30, 2018
Ordinary income	$607,941	$16,758
Long-term capital gains	$10,608	$—
	$618,549	$16,758

NOTE 7 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

Equity Market Risk:  Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Foreign Securities and Currency Risk:  Foreign securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Those risks are increased for investments in emerging markets. Securities that are denominated in foreign currencies are subject to further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  Income earned on foreign securities may be subject to foreign withholding taxes.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Advisor’s and Sub-Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

New Fund Risk:  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.

Vert Global Sustainable Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at June 30, 2019

Real Estate Investment Risk:  The risks related to investments in real estate securities include, but are not limited to, adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations, or interest rates; operating or developmental expenses and lack of available financing.

REIT Risk:  A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns from the overall market.  The Fund’s investments in REITs may be subject to special tax rules, or a particular REIT may fail to qualify for the favorable federal income tax treatment applicable to REITs, the effect of which may have adverse tax consequences for the Fund and shareholders.

Real Estate-Related Securities Concentration Risk:  The Fund could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results.

NOTE 8 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2019, Charles Schwab & Co., Inc. held 54% of the outstanding Institutional Shares of the Fund. TD Ameritrade, Inc. held 39% of the outstanding Institutional Shares of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab & Co., Inc. or TD Ameritrade, Inc. are also owned beneficially.

Vert Global Sustainable Real Estate Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Vert Global Sustainable Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Vert Global Sustainable Real Estate Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of June 30, 2019, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 31, 2017 (commencement of operations) through June 30, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period October 31, 2017 through June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios and the former trust since 2007.

Philadelphia, Pennsylvania
August 29, 2019

Vert Global Sustainable Real Estate Fund

EXPENSE EXAMPLE
June 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2019 to June 30, 2019 for the Institutional Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vert Global Sustainable Real Estate Fund

EXPENSE EXAMPLE (Continued)
June 30, 2019 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	1/1/2019	6/30/2019	1/1/2019-6/30/2019
Actual
Institutional Shares	$1,000.00	$1,160.30	$2.68

Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,022.32	$2.51

(1)	Expenses are equal to the Institutional Shares’ annualized expense ratio of 0.50% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

Vert Global Sustainable Real Estate Fund

NOTICE TO SHAREHOLDERS
at June 30, 2019 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-740-VERT or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-844-740-VERT.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-844-740-VERT.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-740-VERT to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Other Tax Information (Unaudited)

For the fiscal year ended June 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Vert Global Sustainable Real Estate Fund	26.24%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2019 was as follows:

Vert Global Sustainable Real Estate Fund	0.09%

Vert Global Sustainable Real Estate Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years
INTERESTED TRUSTEE

James R.	Trustee and	Distribution consultant since	9	None
Schoenike(2)	Chairman since	2018, President and CEO, Board
(Born 1959)	July 2016	of Managers, Quasar Distributors,
LLC (2013-2018).
INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	9	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne Global	9	Director,
(Born 1962)	July 2016 and	Financial Services (US) LLC		Guestlogix Inc.
	Lead Independent	(a provider of independent		(a provider of
	Trustee since	governance and distribution		ancillary-focused
	May 2017	support for the asset management		technology to the
		industry), since 2013.		travel industry)
(2015-2016);
Trustee, XAI
Octagon Floating
Rate & Alternative
Income Term
Trust, since 2017.

Vert Global Sustainable Real Estate Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years

Lawrence T.	Trustee since	Senior Vice President and Chief	9	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2019).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Vert Global Sustainable Real Estate Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years
OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	USBFS, since 2001
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, USBFS, since 2005
since July 1, 2016

Gerard Scarpati(2)	Chief Compliance	Compliance Director, Vigilant, since 2010
(Born 1955)	Officer and
Anti-Money Laundering
Compliance Officer,
since July 1, 2016

Alyssa M. Bernard(1)	Secretary, since	Assistant Vice President, Compliance and
(Born 1988)	August 20, 2019	Administration, USBFS, since 2018; Attorney,
Mutual Fund Disclosure, Waddell & Reed Financial
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2020

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-844-740-VERT.

Vert Global Sustainable Real Estate Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;
•	account balances;
•	account transactions;
•	transaction history;
•	wire transfer instructions; and
•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 844-740-VERT

Investment Advisor
Vert Asset Management, LLC
85 Liberty Ship Way, Suite 201
Sausalito, CA 94965

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(844) 740-VERT

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2019	FYE 6/30/2018
Audit Fees	$12,000	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2019	FYE 6/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2019	FYE 6/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date   9/5/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date   9/5/2019

By (Signature and Title)*    /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/
Principal Financial Officer

Date   9/5/2019

* Print the name and title of each signing officer under his or her signature.